AMENDED AND RESTATED BYLAWS OF

CAPITOL BANCORP LTD.

As Amended through February 1, 2007

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TABLE OF CONTENTS
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TABLE OF CONTENTS
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AMENDED AND RESTATED BYLAWS OF
CAPITOL BANCORP LTD.

As Amended through February 1, 2007

ARTICLE 1
MEETINGS

1.1  Place of Meeting. Any or all meetings of the shareholders, and of the Board of Directors, of Capitol Bancorp Ltd., a Michigan corporation (the “Corporation”) may be held within or without the State of Michigan as shall be designated from time to time by the Board of Directors and stated in the notice of meeting.

1.2  Annual Meeting of Shareholders. An annual meeting of the shareholders shall be held in each calendar year on the last Wednesday of April of such calendar year at 4:00 p.m., local time, or at such other date and time as shall be determined from time to time by the Board of Directors, for the election of directors and for the transaction of such other business as may come before such annual meeting.

1.3  Notice of Annual Meeting. Except as otherwise provided in the Michigan Business Corporation Act, as amended from time to time (the “Act”), at least ten (10) but not more than sixty (60) days prior to the date fixed by Section 2 of this Article for the holding of the annual meeting of shareholders, written notice of the time, place, and purposes of such meeting shall be given either personally, by mail, or by electronic transmission as hereinafter provided, to each shareholder entitled to vote at such meeting.

1.4  Business At Annual Meetings. At an annual meeting of the shareholders of the Corporation, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must comply with the procedures in Article IV, Section 4.2 of these Bylaws if such business relates to the election of directors of the Corporation. If such business relates to any other matter, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered by mail, recognized delivery service or electronic transmission to the Secretary and received at the principal executive offices of the Corporation not less than 120 days nor more than 180 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided however that in the event that the annual meeting is called for a date that is not within 20 days before or after such anniversary date, such notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed, transmitted electronically, or public disclosure of the date of the annual meeting is made, whichever first occurs. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting containing all material information relating thereto and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (c) the number of shares of the Corporation which are owned by the shareholder, and (d) any material interest of the shareholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 1.4.

The officer presiding over the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.4, and if he or she should so determine, the presiding officer shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

1.5  Special Meetings of Shareholders. A special meeting of the shareholders, for any purpose or purposes proper for shareholder action and specified in the notice of such meeting, may be called at any time by the Chairman of the Board of Directors or President, (or, during the absence or disability of both the Chairman of the Board of Directors and the President or while both such offices are vacant, by the Secretary of the Board of Directors) and shall be so called at the request in writing of a majority of the Board of Directors or of shareholders entitled to vote not less than an aggregate of fifty percent (50%) of the outstanding shares of the Corporation having the right to vote at such special meeting. Any such request shall state the purpose or purposes of the proposed meeting. The method by which such meeting may be called is as follows: upon receipt of a specification, in writing, setting forth the date and objects of such proposed special meeting, signed by the Chairman of the Board of Directors or the President (or, during the absence or disability of both the Chairman of the Board of Directors and the President or while both such offices are vacant, by the Secretary of the Board of Directors) or of a request by a majority of the Board of Directors, or by shareholders as above provided, the Secretary of this Corporation shall prepare, sign, and mail or transmit electronically, the notices requisite to such meeting.

1.6  Notice and Business at Special Meetings of Shareholders. At least ten (10) but not more than sixty (60) days prior to the date fixed for the holding of any special meeting of shareholders, written notice of the time, place, and purposes of such meeting shall be given either personally, by mail, or by electronic transmission to each shareholder entitled to vote at such meeting. The business transacted at any such special meeting, other than procedural matters and matters relating to the conduct of the meeting, shall be limited to the purpose or purposes set forth in the notice. The officer presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.6, and if he or she should so determine, such presiding officer shall so declare to the meeting that any business not properly brought before the meeting shall not be transacted.

1.7  Organization Meeting of Board. At the place of holding the annual meeting of shareholders, and immediately following the annual meeting of shareholders, the Board of Directors, as constituted upon final adjournment of such annual meeting, shall convene for the purpose of election of officers and transacting any other business properly brought before it, provided, that the organization meeting in any year may be held at a different time and place than that herein provided by consent of a majority of the directors of such new board. No notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present, unless the meeting is not held at the place of holding and immediately following the annual meeting of shareholders.

1.8  Regular Meetings of Board. Regular meetings of the board of directors shall be held at such times and places as the board of directors shall from time to time determine by resolution adopted at any regular or special meeting of the board of directors. No notice of regular meetings of the board of directors shall be required.

1.9  Special Meeting of Board. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President (or, during the absence or disability of both the Chairman of the Board of Directors and the President or while both such offices are vacant, by the Vice-Chairman of the Board of Directors) at any time by means of notice of the time and place thereof to each Director given not less than twenty-four (24) hours before the time such special meeting is to be held, but action taken at any such meeting shall not be invalidated for want of notice if such notice shall be waived as hereinafter provided.

1.10  Notices and Mailing. All notices required to be given by any provision of these Bylaws shall state the authority pursuant to which they are issued (as, “by order of the Chairman of the Board of Directors” or “by order of the President” or “by order of the Secretary of the Board of Directors” or “by request of the Board of Directors” or “by request of shareholders,” as the case may be) and shall bear the written or printed signature of the Secretary. Every notice to a shareholder shall be plainly addressed to the sendee at such shareholder’s last address appearing upon the original or duplicate stock ledger of this Corporation. Every notice to a director shall be plainly addressed to the sendee at his or her last address appearing on the records of this Corporation. Every notice by mail shall be deemed duly served when the same has been deposited in the

United States mail with postage fully prepaid so addressed to the sendee. Written notice may also be given in person or by recognized delivery service, telegram, facsimile, telex, radiogram, cablegram, electronic transmission, or mailgram, and such notice shall be deemed duly given when the recipient receives the notice personally or when notice, so addressed to the sendee, has been delivered to the company, or to the equipment transmitting such notice.

1.11  Waiver of Notice. Notice of the time, place, and purpose of any meeting of the shareholders or of the Board of Directors may be waived in writing, either before or after such meeting has been held. Any and all requirements of the laws of the State of Michigan, and of the Articles of Incorporation, and of the Bylaws with respect to the calling of any meeting of the shareholders or of the Board of Directors may be waived in writing, either before or after such meeting has been held. Neither the business to be transacted at, nor the purpose of, a regular or special meeting of the Board of Directors need be specified in the waiver of notice of the meeting. Written waiver of notice may be given in person or by recognized delivery service, telegram, telecopy, telex, radiogram, cablegram, electronic transmission, or mailgram, and such waiver of notice shall be deemed duly given when the Corporation receives the notice personally or when notice, so addressed to the Corporation, has been delivered to the Secretary of the Corporation, or to the equipment transmitting such waiver of notice.

1.12  Procedural Matters. At each meeting of the shareholders, the officer presiding over the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at the meeting and shall determine the order of business and all other matters of procedure. Except to the extent inconsistent with any such rules and regulations as adopted by the Board of Directors, such presiding officer may establish rules, which need not be in writing, to maintain order for the conduct of the meeting, including, without limitation, restricting attendance to bona fide shareholders of record and their proxies and other persons in attendance at the invitation of the Board or such presiding officer and making rules governing speeches and debates. The presiding officer acts in his or her absolute discretion and his or her rulings are not subject to appeal.

1.13  Participation in Meeting by Telephone or Remote Communication. By resolution of the Board of Directors, shareholders may participate in the annual or a special meeting of shareholders by means of conference telephone or other remote communications equipment through which all persons participating in the meeting can communicate with the other participants. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

ARTICLE 2
QUORUM

2.1  Quorum of Shareholders. A majority of the outstanding shares of this Corporation entitled to vote, present by the record holders thereof in person or by proxy, shall constitute a quorum at any meeting of the shareholders.

2.2  Quorum of Directors. A majority of the members of the Board of Directors then in office shall constitute a quorum for transaction of business.

ARTICLE 3
VOTING, ELECTIONS AND PROXIES

3.1  Who is Entitled to Vote. Except as the Articles of Incorporation of this Corporation otherwise provide, each shareholder of this Corporation shall, at every meeting of the shareholders, be entitled to one vote in person or by proxy for each share of capital stock of this Corporation held by such shareholder, subject, however, to the full effect of the limitations imposed by the fixed record date for determination of shareholders set forth in Section 3.2 of this Article.

3.2  Record Date for Determination of Shareholders.

(a)  For the purpose of determining shareholders entitled to notice of and to vote at a meeting of shareholders or an adjournment of a meeting, the Board of Directors may fix a record date, which shall not precede the date on which the resolution fixing the record date is adopted by the Board. The date shall not be more than sixty (60) nor less than ten (10) days before the date of the meeting. If a record date is not fixed, the record date for determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the day next preceding the day on which notice is given, or if no notice is given, the day next preceding the day on which the meeting is held.

(b)  When a determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders has been made as provided in this Section, the determination applies to any adjournment of the meeting, unless the Board of Directors fixes a new record date under this Section for the adjourned meeting.

(c)  For the purpose of determining shareholders entitled to receive payment of a share dividend or distribution, or allotment of a right, or for the purpose of any other action, the Board of Directors may fix a record date, which shall not precede the date on which the resolution fixing the record date is adopted by the Board. The date shall not be more than sixty (60) days before the payment of the share dividend or distribution or allotment of a right or other action. If a record date is not fixed, the record date shall be the close of business on the day on which the resolution of the Board of Directors relating to the corporate action is adopted.

3.3  Proxies. No proxy shall be deemed operative unless and until signed by the shareholder or his or her authorized agent or representative and filed with the Corporation. In the absence of limitation to the contrary contained in the proxy, the same shall extend to all meetings of the shareholders and shall remain in force three years from its date and no longer.

3.4  Required Vote. When an action, other than the election of directors, is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote thereon, unless a greater vote is required by the articles of incorporation or by statute. Except as otherwise provided by the articles of incorporation, directors shall be elected by a plurality of the votes cast at any election.

3.5  Vote by Shareholder Corporation. Any other corporation owning voting shares in this Corporation may vote upon the same by the President of such shareholder corporation, or by proxy appointed by him or her or, in absence of the President and his or her proxy, by its Treasurer or, in their absence, by its Secretary. The Board of Directors of such shareholder corporation may appoint some other person to vote such shares.

3.6  Inspectors of Election. The Board of Directors, in advance of a shareholders' meeting, may appoint one (1) or more inspectors of election to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders' meeting may, and on request of a shareholder entitled to vote thereat shall, appoint one (1) or more inspectors. In case a person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes or ballots, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes or ballots, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or a shareholder entitled to vote thereat, the inspectors shall make and execute a written report to the person presiding at the meeting of any of the facts found by them and matters determined by them. The report shall be prima facie evidence of the facts stated and of the vote as certified by the inspectors.

ARTICLE 4
BOARD OF DIRECTORS

4.1  Number and Term of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors composed of not less than five (5) nor more than twenty-five (25) members. The number of directors which shall constitute the Board of Directors at any given time shall be determined by resolution of the Board of Directors; provided, however, that in the absence of an express determination by the Board of Directors, the number of directors, until changed by the Board, shall be that number of directors elected at the most recently held annual meeting of shareholders and, provided further, that no decrease in the number of directors constituting the whole Board of Directors shall shorten the term of any then incumbent director. At each annual meeting of shareholders, the shareholders shall elect directors to hold office until the succeeding annual meeting. The directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. At the first annual meeting of shareholders following the effective date of these Bylaws, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of shareholders following the effective date of these Bylaws, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of shareholders following the effective date of these Bylaws, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of shareholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The Board of Directors may thereafter increase the number of directors from time to time up to a maximum of ten (10) and may then fill the vacancies resulting from such increase as provided by Section 4.3 of this Article IV. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified, or until his or her resignation or removal. Directors are required to be shareholders of the Corporation.

4.2  Nominations.

(a)  Nominations for election to the Board of Directors at a meeting of shareholders may be made by the Board of Directors or by a committee thereof, or by any shareholder of the Corporation entitled to vote for the election of directors at such meeting. Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered, transmitted electronically, or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation, and received (1) in the case of an annual meeting, not less than 120 days nor more than 180 days prior to the anniversary date of the immediately preceding annual meeting of the shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 20 days before or after such anniversary date, such notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed, transmitted electronically, or public disclosure of the date of the annual meeting is made, whichever first occurs.

(b)  Such notice shall set forth (i) as to each proposed nominee (1) the name, date of birth, business address, and residence address of such nominee, (2) the principal occupation or employment of such nominee during the past five years, (3) the number of shares of stock of the Corporation which are beneficially owned by such nominee, and (4) any other information concerning such nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person's written consent to be named as a nominee and to serve as a director if elected), and (ii) as to the shareholder giving the notice (1) the name and address of such shareholder, as they appear on the Corporation's books, (2) the class or classes and number(s) of shares of the Corporation which are beneficially owned by such shareholder, (3) a description of all arrangement or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, and (4) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 4.2 of the Bylaws. The officer presiding over a meeting of shareholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, the presiding officer shall so declare to the meeting and the defective nomination shall be disregarded.

4.3  Vacancies. Unless otherwise limited by the articles of incorporation, if a vacancy, including a vacancy resulting from an increase in the number of directors, occurs in the Board of Directors, the vacancy may be filled as follows:

(a)  The shareholders may fill the vacancy at an annual meeting of shareholders.

(b)  The Board may fill the vacancy and the director shall serve for the remaining term of the vacant director seat.

(c)  If the directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

4.4  Action by Unanimous Written Consent. Action required or permitted to be taken under authorization voted at a meeting of the Board of Directors or a committee of the Board of Directors, may be taken without a meeting if, before or after the action, all members of the Board then in office or of the committee consent to the action in writing. The written consents shall be filed with the minutes of the proceedings of the Board of Directors or committee. The consent has the same effect as a vote of the Board of Directors or committee for all purposes.

4.5  Power to Elect Officers. The Board of Directors shall elect a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Secretary, and a Treasurer and may elect a Vice-Chairman of the Board of Directors, a Secretary of the Board of Directors, and one or more Vice-Presidents, Assistant Secretaries, and Assistant Treasurers. None of said officers, except the Chairman of the Board of Directors, the Chief Executive Officer, the President, and the Vice-Chairman of the Board of Directors, need be a member of the Board of Directors, but a Vice-President who is not a director shall not succeed to or fill the office of Chairman of the Board of Directors or President. Any two of the aforementioned offices, except those of Chairman of the Board of Directors and Vice-Chairman of the Board of Directors, or of President and Vice-President, may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument or document in more than one capacity if the instrument or document is required by law or the Articles of Incorporation or by these Bylaws to be executed, acknowledged, or verified by two or more officers.

4.6  Power to Appoint Other Officers and Agents. The Chairman shall have power to appoint such other officers and agents as he or she may deem necessary for transaction of the business of the Corporation, subject to approval of the Board.

4.7  Removal of Officers and Agents. Any officer or agent may be removed by the Board of Directors, with or without cause, whenever in the judgment of the Board the business interests of the Corporation will be served thereby.

4.8  Power to Fill Vacancies. The Board shall have power to fill any vacancy in any office occurring from any reason whatsoever.

4.9  Delegation of Powers. For any reason deemed sufficient by the Board of Directors, whether occasioned by absence or otherwise, the Board may delegate all or any of the powers and duties of any officer to any other officer or director, but no officer or director shall execute, acknowledge, or verify any instrument or document in more than one capacity.

4.10  Power to Appoint Committees. The Board of Directors shall have the power to appoint committees drawn from the Board directorship for the purpose of furthering the exercise of responsibility of the Board. There shall be the following standing committees of the Board:

(a)  Executive Committee. The Executive Committee shall consist of six directors including the Chairman of the Board, the Chief Executive Officer and the Secretary. The committee shall be routinely involved in matters affecting the strategic direction of the Corporation; serve as counsel to the Chief Executive Officer; monitor the financial performance of the Corporation and its capital adequacy; and provide ongoing board oversight of major management decisions. A majority of the Executive Committee shall meet the independence requirements of the New York Stock Exchange. The Executive Committee shall have the authority and responsibility conferred upon it by the Board of Directors of the Corporation and embodied in the Executive Committee Charter.

(b)  Nomination and Governance Committee. The Nomination and Governance Committee shall consist of three directors. The committee shall recommend to the Board nominees for Board service; recommend governance guidelines for the Corporation; and lead the Board in an annual review of Board performance. Each member of the Nomination and Governance Committee shall meet the independence requirements of the New York Stock Exchange. The Nominating and Governance Committee shall have the authority and responsibility conferred upon it by the Board of Directors of the Corporation and embodied in the Nominating and Governance Committee Charter.

(c)  Compensation Committee. The Compensation Committee shall have the authority and responsibility to review and approve corporate goals and objectives relative to the compensation of the company’s Chief Executive Officer, including the evaluation of his or her performance. The Compensation Committee shall maintain supervisory responsibility for all compensation paid by the Corporation to any employee but shall have the authority to delegate this responsibility to various officers of the Corporation. Each member of the Compensation Committee shall meet the independence requirements of the New York Stock Exchange. The Compensation Committee shall have the authority and responsibility conferred upon it by the Board of Directors of the Corporation and embodied in the Compensation Committee Charter.

(d)  Audit Committee. The Audit Committee shall consist of three directors. The Audit Committee is responsible for matters relating to the audit of the Corporation and its subsidiaries. Each member of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Audit Committee shall have the authority and responsibility conferred upon it by the Board of Directors of the Corporation and embodied in the Audit Committee Charter.

(e)  Risk Management Committee. The Risk Management Committee shall consist of three non-management directors. The Risk Management Committee shall oversee management’s compliance with all of the Corporation’s regulatory obligations arising under applicable federal and state banking laws, rules and regulations. Additionally, the Risk Management Committee shall oversee implementation and enforcement of appropriate risk management policies and procedures. The Risk Management Committee shall have the authority and responsibility conferred upon it by the Board of Directors of the Corporation and embodied in the Risk Management Committee Charter.

(f)  Ethics Committee. The Ethics Committee shall consist of three directors. The Ethics Committee shall assist the Board in monitoring the adequacy of the Code of Business Conduct and Ethics; provide guidance on all related party transactions; and, identify potential conflicts of interest. Each member of the Ethics Committee shall meet the independence requirements of the New York Stock Exchange. The Ethics Committee shall have the authority and responsibility conferred upon it by the Board of Directors of the Corporation and embodied in the Committee Charter.

(g)  Technology Committee. The Technology Committee shall consist of three directors and various members from management as determined by the Technology Committee. The Technology Committee shall provide oversight of the development and maintenance of the information systems’ planning for the Corporation. The Technology Committee shall have the authority and responsibility conferred upon it by the Board of Directors of the Corporation and embodied in the Technology Committee Charter.

4.11  Power to Require Bonds. The Board of Directors may require any officer or agent to file with the Corporation a satisfactory bond conditioned for faithful performance of his or her duties.

4.12  Compensation of officers. The compensation of officers and agents may be fixed by the Board; provided, however, that the Board may delegate to the Chairman the fixing of compensation consistent with its guidelines.

4.13  Compensation of directors. The compensation of directors may be fixed by the Board.

4.14  Honorary Members of the Board of Directors.

(a)  There shall be such number of Honorary Members of the Board of Directors as the Board of Directors shall from time to time determine and decide. The Board of Directors may appoint as an Honorary Member of the Board of Directors any person who at the time of his or her appointment as such is not, but who at any time prior to his or her appointment as such has been, a member of the Board of Directors, as a reward for and in recognition of distinguished service to the Corporation as a member of its Board of Directors. An Honorary Member of the Board of Directors shall have the right, but not the obligation, to attend meetings of the Board of Directors and shall receive for such attendance such fee or other compensation as the Board of Directors shall from time to time fix and determine. An Honorary Member of the Board of Directors shall have the right to participate in any discussions and deliberations at any meeting of the Board of Directors in the same manner and to the same extent as if he or she were a member of the Board of Directors but shall have no right to vote on or with respect to any resolution adopted or to be adopted, any business transacted or to be transacted, or any action taken or to be taken by the Board of Directors at any such meeting.

(b)  Except as expressly provided herein, an Honorary Member of the Board of Directors shall have only such authority, and shall perform only such duties, in, or in connection with, the management of the property and affairs of the Corporation and the transaction of its business as the Board of Directors shall from time to time delegate to him or her with his or her consent.

4.15  Participation in Meeting by Telephone or Remote Communication. By oral or written permission of a majority of the Board of Directors, a member of the Board of Directors or of a committee designated by the Board may participate in a meeting by means of conference telephone or other remote communications equipment through which all persons participating in the meeting can communicate with the other participants. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

4.16  Lead Director. The Board of Directors may from time to time designate one of the independent directors as “Lead Director.” The Lead Director, if any, shall be responsible for calling, establishing an agenda for, and moderating executive sessions of independent directors. At any time and from time to time, the Board may withdraw such designation from the then incumbent Lead Director, and in such event, the Board may, but shall not be required to, designate a different independent director as Lead Director. As used in this section, the term “independent director” means a member of the Board of Directors who meets all applicable independence criteria of the New York Stock Exchange, as such criteria are specified from time to time in applicable statutes, rules of the Securities and Exchange Commission, and rules and listing standards of any stock exchange or automated interdealer quotation system on which the Corporation's securities are listed or quoted.

ARTICLE 5
OFFICERS

5.1  Chairman of the Board of Directors. The Chairman of the Board of Directors shall be selected by, and from among the membership of, the Board of

Directors. He or she shall preside at all meetings of the shareholders and of the Board of Directors and of any Executive Committee at which he or she is in attendance. He or she shall perform such other duties and functions as shall be assigned to him or her from time to time by the Board of Directors. Except where by law the signature of the President of this Corporation is required, the Chairman of the Board of Directors shall possess the same power and authority as the President to sign all certificates, contracts, instruments, papers, and documents of every conceivable kind and character whatsoever, in the name of and on behalf of this Corporation, which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all of the powers and discharge all of the duties of the President. The Board may elect to combine the office of Chairman of the Board of Directors and Chief Executive Officer and/or President vested in a single person or any combination thereof.

5.2  Vice-Chairman of the Board of Directors. If the Board of Directors elects one or more Vice-Chairman of the Board of Directors, he or she shall be selected from the membership of the Board of Directors. During the absence or disability of the Chairman of the Board of Directors, the Chief Executive Officer and the President, or while such offices are vacant, he or she shall preside at all meetings of the shareholders, of the Board of Directors, and of any Executive Committee. During the absence or disability of the President, the Chief Executive Officer and the Chairman of the Board of Directors, or while such offices are vacant for any reason, the Vice-Chairman of the Board of Directors shall have and may exercise any and all of the powers and duties of the President and of the Chairman of the Board of Directors. At all other times the Vice-Chairman of the Board of Directors shall be responsible to the Chairman of the Board of Directors and through him or her (or during the absence or disability of the Chairman of the Board of Directors or while that office is vacant for any reason) directly to the Board of Directors for the exercise, performance, and discharge of such powers, duties, and responsibilities as the Chairman of the Board of Directors or the Board of Directors shall see fit to vest in or delegate to him or her or which are vested in or imposed upon him or her by the Bylaws.

5.3  President. The President shall be selected by, and from among the membership of, the Board of Directors. He or she shall be (and may identify himself or herself and execute instruments and other documents using the title of) the Chief Executive Officer of this Corporation and shall, in general, supervise and manage the business affairs of this Corporation, including, but not limited to, any and all duties normally and customarily incident to the office of the President and Chief Executive Officer of a corporation and such other duties and functions as shall be assigned to him or her from time to time by the Board of Directors. During the absence or disability of the Chairman of the Board of Directors, or while such office is vacant, the President shall perform all duties and functions, and while so acting shall have all of the powers and authority, of the Chairman of the Board of Directors. In the event that the Board of Directors names a Chief Executive Officer, then the President shall serve at the pleasure of the Chief Executive Officer and shall have duties as directed by the Chief Executive Officer.

5.4  Vice-Presidents. The Board of Directors may designate one or more Vice-Presidents as Executive Vice-Presidents. Except as otherwise expressly provided in the Bylaws of this Corporation, or unless the Board of Directors shall otherwise provide by resolution duly adopted by it, such of the Vice-Presidents as shall have been designated Executive Vice-Presidents and are members of the Board of Directors in order of their seniority as members of the Board of Directors (or if no Vice-President who is a member of the Board of Directors shall have been designated an Executive Vice-President, then such Vice-Presidents as are members of the Board of Directors specified by the Board of Directors) shall perform the duties and exercise the power of the President, of the Chairman of the Board of Directors, and of the Vice-Chairman of the Board of Directors during the absence or disability of all of the persons occupying said offices. The Vice-Presidents shall perform such other duties as may be delegated to them by the Board of Directors, any Executive Committee, the Chairman of the Board of Directors, or the President.

5.5  Secretary. The Secretary shall attend all meetings of the shareholders and of any Executive Committee and all meetings of the Board of Directors, and the Secretary shall preserve in the books of the Corporation true minutes of the proceedings of the shareholders and of any Executive Committee and the minutes of all meetings of the Board of Directors. He or she shall safely keep in his or her custody the seal of the Corporation and shall have authority to affix the same to all instruments where its use is required by statute, bylaw, or resolution. He or she shall perform such other duties as may be delegated to him or her by the Board of Directors, any Executive Committee, the Chairman of the Board of Directors, or the President.

5.6  Treasurer. The Treasurer shall have custody of all corporate funds and securities and shall keep in books belonging to the Corporation full and accurate accounts of all receipts and disbursements; he or she shall deposit all moneys, securities, and other valuable effects in the name of the Corporation in such depositories as may be designated for that purpose by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board of Directors, the President, and the Board of Directors whenever requested by them an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he or she shall keep in force a bond, in form, amount, and with a surety or sureties satisfactory to the Board of Directors, conditioned for faithful performance of the duties of his or her office, and for restoration to the Corporation in case of his or her death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and property of whatever kind in his or her possession or under his or her control belonging to the Corporation. He or she shall perform such other duties as may be delegated to him or her by the Board of Directors, any Executive Committee, the Chairman of the Board of Directors, or the President.

5.7  Chief Financial Officer. As and whenever it determines the same to be appropriate, the Board of Directors may designate the President, an Executive Vice-President, a Vice-President, or the Treasurer as the Chief Financial Officer of the Corporation, and any such officer so designated (while he or she continues to hold the office held at the time of such designation and until such designation is revoked or a different officer is so designated by the Board of Directors) may identify himself or herself and execute instruments and other documents using the title of Chief Financial Officer.

ARTICLE 6
STOCK AND TRANSFERS

6.1  Certificate for Shares. Every shareholder shall be entitled to a certificate evidencing the shares of the capital stock of the Corporation owned by him or her, signed by the President or a Vice-President, and by the Secretary, the Treasurer, an Assistant Secretary, or an Assistant Treasurer, under the seal of the Corporation, certifying the number and class of shares, evidenced by such certificate, which certificate may, but need not be, also signed by the Chairman of the Board of Directors, shall be in such manner and form as shall have been approved by the Board of Directors, and shall set forth such terms and provisions as shall from time to time be required by the laws of the State of Michigan to be set forth in such certificate; provided, that where any such certificate is signed: (i) by a transfer agent or an assistant transfer agent or (ii) by a transfer clerk acting on behalf of this Corporation, and by a registrar, the signature of any such President, Vice-President, Secretary, Assistant Secretary, Treasurer, or Assistant Treasurer, or of the Chairman of the Board of Directors, and the seal of the Corporation, may be a facsimile.

6.2  Uncertificated Stock. Notwithstanding the foregoing, the Board of Directors may authorize the issuance of some or all of the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the Corporation. Within a reasonable time after the issuance or transfer of shares without certificates, the Corporation shall send the shareholder a written statement of the information required on certificates as required by Section 332 of the Act.

6.3  Transferable Only on the Books of the Corporation. Shares shall be transferable only on the books of the Corporation by the person named in the certificate, or by attorney lawfully constituted in writing, and upon surrender of the certificate therefore. A record shall be made of every such transfer and issue. Whenever any transfer is made for collateral security and not absolutely, the fact shall be so expressed in the entry of such transfer.

6.4  Registered Stockholders. The Corporation shall have the right to treat the registered holder of any share as the absolute owner thereof and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have express or other notice thereof, save as may be otherwise provided by the statutes of Michigan.

6.5  Transfer Agent and Register. The Board of Directors may appoint a transfer agent and a registrar of transfers, and may require all certificates of shares to bear the signature of such transfer agent and of such registrar of transfers, or as the Board may otherwise direct.

6.6  Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as the Board shall deem expedient regulating the issue, transfer, and registration of certificates for shares in this Corporation.

6.7  Redemption of Control Shares.

(a)  Control shares acquired in a control share acquisition, with respect to which no acquiring person statement has been filed with the Corporation, shall, at any time during the period ending 60 days after the last acquisition of control shares or the power to direct the exercise of voting power of control shares by the acquiring person, be subject to redemption by the Corporation. After an acquiring person statement has been filed with the Corporation and after the meeting at which the voting rights of the control shares acquired in a control share acquisition are submitted to the shareholders, the shares shall be subject to redemption by the Corporation unless the shares are accorded full voting rights by the shareholders as provided in Section 798 of the Act. Redemptions of shares pursuant to this bylaw shall be at the fair value of the shares pursuant to procedures adopted by the Board of Directors of the Corporation.

(b)  The terms “control shares,” “control share acquisition,” “acquiring person statement” “acquiring person” and “fair value” as used in this bylaw, shall have the meanings ascribed to them, respectively, in Chapter 7B of the Act.

ARTICLE 7
DIVIDENDS AND RESERVES

7.1  Dividends. The Board of Directors shall have the power and authority to declare dividends or other distributions to security holders to the full extent permitted by applicable law. Dividends may be paid in cash or other property of the Corporation, in shares, obligations, or other securities of the Corporation, or in any other form permitted by applicable law.

7.2  Reserves. The Board of Directors shall have power and authority to set apart such reserve or reserves, for any proper purpose, as the Board in its discretion shall approve; and the Board shall have power and authority to abolish any reserve created by the Board.

ARTICLE 8
LIST OF SHAREHOLDERS

8.1  List of Shareholders Entitled to Vote. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make and certify a complete list of the shareholders entitled to vote at a shareholders' meeting or any adjournment thereof. The list shall:

(a)  Be arranged alphabetically within each class and series, with the address of, and the number of shares held by, each shareholder.

(b)  Be produced at the time and place of the meeting.

(c)  Be subject to inspection by any shareholder during the whole time of the meeting (if the meeting is held solely by means of remote communication, the list shall be posted on a reasonably accessible electronic network).

(d)  Be prima facie evidence as to who are the shareholders entitled to examine the list or to vote at the meeting.

ARTICLE 9
INDEMNIFICATION

9.1  Indemnification of Directors and Officers: Claims by Third Parties. The Corporation shall, to the fullest extent authorized or permitted by the Act or other applicable law, as the same presently exist or may hereafter be amended, but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights than before such amendment, indemnify a director or officer (an “Indemnitee”) who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the Corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys’ fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and with respect to a criminal action or proceeding, if the Indemnitee had no reasonable cause to believe his or her conduct was unlawful. The termination of an action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and, with respect to a criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

9.2  Indemnification of Directors and Officers: Claims brought by Right of the Corporation. The Corporation shall, to the fullest extent authorized or permitted by the Act or other applicable law, as the same presently exist or may hereafter be amended, but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights than before such amendment, indemnify an Indemnitee who was or is a party or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys’ fees, and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with the action or suit, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders. Indemnification shall not be made under this Section for a claim, issue, or matter in which the Indemnitee has been found liable to the Corporation except to the extent authorized in Section 9.4 of this Article.

9.3  Actions Brought by the Indemnitee. Notwithstanding the provisions of Sections 9.1 and 9.2 of this Article, the Corporation shall not be required to indemnify an Indemnitee in connection with an action, suit, proceeding or claim (or part thereof) brought or made by such Indemnitee except as otherwise provided herein with respect to the enforcement of this Article, unless such action, suit, proceeding or claim (or part thereof) was authorized by the Board of Directors of the Corporation.

9.4  Approval of Indemnification. Except as otherwise provided in Section 9.6 of this Article, indemnification under Sections 9.1 and 9.2 of this Article, unless ordered by the court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because such Indemnitee has met the applicable standard of conduct set forth in Sections 9.1 or 9.2 of this Article, as the case may be, and upon an evaluation of the reasonableness of expenses and amounts paid in settlement. This determination and evaluation shall be made in any of the following ways:

(a)  By a majority vote of a quorum of the Board of Directors consisting of directors who are not parties or threatened to be made parties to the action, suit, or proceeding.

(b)  If a quorum cannot be obtained in subsection (a), by majority vote of a committee duly designated by the Board of Directors and consisting solely of two (2) or more directors not at the time parties or threatened to be made parties to the action, suit or proceeding.

(c)  By independent legal counsel in a written opinion, which counsel shall be selected in one (1) of the following ways:

(i)  By the Board of Directors or its committee in the manner prescribed in subsection (a) or (b)

(ii)  If a quorum of the Board of Directors cannot be obtained under subsection (a) and a committee cannot be designated under subsection (b), by the Board of Directors.

(d)  By all independent directors (if any directors have been designated as such by the Board of Directors or shareholders of the Corporation) who are not parties or threatened to be made parties to the action, suit, or proceeding.

(e)  By the shareholders, but shares held by directors, officers, employees, or agents who are parties or threatened to be made parties to the action, suit, or proceeding may not be voted.

In the designation of a committee under subsection (b) or in the selection of independent legal counsel under subsection (c)(ii), all directors may participate.

9.5  Advancement of Expenses. The Corporation shall pay or reimburse the reasonable expenses incurred by an Indemnitee who is a party or threatened to be made a party to an action, suit, or proceeding in advance of final disposition of the proceeding if all of the following apply:

(a)  The Indemnitee furnishes the Corporation a written affirmation of his or her good faith belief that he or she has met the applicable standard of conduct, if any, required by the Act for the indemnification of a person under the circumstances.

(b)  The Indemnitee furnishes the Corporation a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the applicable standard of conduct, if any, required by the Act for the indemnification of a person under the circumstances.

(c)  A determination is made that the facts then known to those making the determination would not preclude indemnification, if any, required by the Act for the indemnification of a person under the circumstances.

The undertaking required by subsection (b) must be an unlimited general obligation of the Indemnitee but need not be secured and may be accepted without reference to the financial ability of the person to make repayment. Determinations and evaluations of reasonableness of payments under this Section shall be made in the manner specified in Section 9.4 of this Article.

9.6  Court Approval. An Indemnitee who is a party or threatened to be made a party to an action, suit, or proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court after giving any notice it considers necessary may order indemnification if it determines that the Indemnitee is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he or she met the applicable standard of conduct set forth in Sections 9.1 and 9.2 of this Article or was adjudged liable as described in Section 9.2 of this Article, but if he or she was adjudged liable, his or her indemnification is limited to reasonable expenses incurred.

9.7  Partial Indemnification. If an Indemnitee is entitled to indemnification under Sections 9.1 or 9.2 of this Article for a portion of expenses, including reasonable attorneys’ fees, judgments, penalties, fines, and amounts paid in settlement, but not for the total amount, the Corporation shall indemnify the Indemnitee for the portion of the expenses, judgments, penalties, fines, or amounts paid in settlement for which the Indemnitee is entitled to be indemnified.

9.8  Article Provision Eliminating or Limiting Director Liability. To the extent that the articles of incorporation of the Corporation include a provision eliminating or limiting the liability of a director pursuant to Section 209(1)(c) of the Act, the Corporation shall indemnify a director for the expenses and liabilities described in this Article without a determination that the director has met the standard of conduct set forth in Sections 9.1 and 9.2 of this Article, but no indemnification may be made except to the extent authorized in Section 564c of the Act if the director received a financial benefit to which he or she was not entitled, intentionally inflicted harm on the Corporation or its shareholders, violated Section 551 of the Act, or intentionally committed a criminal act. In connection with an action or suit by or in the right of the Corporation as described in Section 9.2 of this Article, indemnification under this Article shall be for expenses, including attorneys’ fees, actually and reasonably incurred. In connection with an action, suit, or proceeding other than an action, suit, or proceeding by or in the right of the Corporation, as described in Section 9.1 of this Article, indemnification under this Article shall be for expenses, including attorneys’ fees, actually and reasonably incurred, and for judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred.

9.9  Indemnification of Employees and Agents. Any person who is not covered by the foregoing provisions of this Article and who is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not, may be indemnified to the fullest extent authorized or permitted by the Act or other applicable law, as the same exists or may hereafter be amended, but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights than before such amendment, but in any event only to the extent authorized at any time or from time to time by the Board of Directors.

9.10  Other Rights of Indemnification. The indemnification or advancement of expenses provided under Sections 9.1 through 9.7 of this Article is not exclusive of other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation, bylaws, or a contractual agreement. The total amount of expenses advanced or indemnified from all sources combined shall not exceed the amount of actual expenses incurred by the person seeking indemnification or advancement of expenses. The indemnification provided for in Sections 9.1 through 9.7 of this Article continues as to a person who ceases to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, personal representatives, and administrators of the person.

9.11  Definitions.“Other enterprises” shall include employee benefit plans; “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and “serving at the request of the Corporation” shall include any service as a director, officer, employee, or agent of the Corporation which imposes duties on, or involves services by, the director, officer, employee or agent with respect to an employee benefit plan, its participants or its beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be considered to have acted in a manner “not opposed to the best interests of the Corporation or its shareholders” as referred to in Sections 9.1 and 9.2 of this Article.

9.12  Liability Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have power to indemnify him or her against liability under the pertinent provisions of the Act.

9.13  Enforcement. If a claim under this Article is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the

 Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Act for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, a committee thereof, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such claimant has met the applicable standard of conduct set forth in the Act nor an actual determination by the Corporation (including its Board of Directors, a committee thereof, independent legal counsel or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

9.14  Contract with the Corporation. The right to indemnification conferred in this Article shall be deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article is in effect, and any repeal or modification of this Article shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

9.15  Application to a Resulting or Surviving or Constituent Corporation. The definition for “corporation” found in Section 569 of the Act, as the same exists or may hereafter be amended is, and shall be, specifically excluded from application to this Article. The indemnification and other obligations set forth in this Article of the Corporation shall be binding upon any resulting or surviving corporation after any merger or consolidation with the Corporation. Notwithstanding anything to the contrary contained herein or in Section 569 of the Act, no person shall be entitled to the indemnification and other rights set forth in this Article for acting as a director or officer of another corporation prior to such other corporation entering into a merger or consolidation with the Corporation.

9.16  Severability. Each and every paragraph, sentence, term and provision of this Article shall be considered severable in that, in the event a court finds any paragraph, sentence, term or provision to be invalid or unenforceable, the validity and enforceability, operation, or effect of the remaining paragraphs, sentences, terms, or provisions shall not be affected, and this Article shall be construed in all respects as if the invalid or unenforceable matter had been omitted.

ARTICLE 10
GENERAL PROVISIONS

10.1  Checks, Etc. All checks, drafts, and orders for payment of money shall be signed in the name of the Corporation by one or more of such officers or agents as the Board of Directors shall from time to time designate for that purpose or as shall be designated from time to time by any officer of the Corporation authorized by the Board of Directors to make such designations.

10.2  Contracts, Conveyances, Etc. When the execution of any contract, conveyance, or other instrument has been authorized without specification of the executing officers, the Chairman of the Board of Directors, the President, or any Vice-President, and the Secretary or any Assistant Secretary, may execute the same in the name and behalf of this Corporation and may affix the corporate seal thereto. The Board of Directors shall have power to designate the officers and agents who shall have authority to execute any instrument in behalf of this Corporation.

10.3  Voting Securities. Unless otherwise directed by the Board of Directors, the Chairman of the Board of Directors, or the President, or the Chief Executive Officer or, in the case of their absence or inability to act, the Vice-Chairman of the Board, shall have full power and authority on behalf of this Corporation to attend and to act and to vote, or to execute in the name or on behalf of this Corporation a consent in writing in lieu of a meeting of shareholders or a proxy authorizing an agent or attorney-in-fact for this Corporation to attend and vote, at any meetings of security holders of corporations in which this Corporation may hold securities, and at such meetings he or she or his or her duly authorized agent or attorney-in-fact shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, this Corporation might have possessed and exercised if present. The Board of Directors by resolution from time to time may confer like power upon any other person or persons.

ARTICLE 11
AMENDMENT

11.1  Manner of Amendment. The Bylaws of the Corporation may be amended, altered, changed, added to, or repealed, in whole or in part, by the affirmative vote of a majority of the shares of the capital stock of the Corporation entitled to vote, present in person or proxy at any annual or special meeting of the shareholders of the Corporation at which a quorum is present, if notice of the proposed amendment, alteration, change, addition, or repeal is contained in the notice of such meeting. The Bylaws may also be amended, altered, changed, added to, or repealed, in whole or in part, by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors at which a quorum is present, or at any special meeting of the Board of Directors at which a quorum is present if notice of the proposed amendment, alteration, change, addition, or repeal is contained in the notice of such special meeting, unless and to the extent that the power to amend or repeal the Bylaws is reserved exclusively to the shareholders of the Corporation in its Articles of Incorporation. The power and authority of the Board of Directors to amend, alter, change, add to, or repeal the Bylaws shall extend and be exercisable with respect to not only all or any portion of the Bylaws adopted by the Board of Directors but also with respect to all or any portion of the Bylaws adopted by the shareholders, provided, however, that the shareholders may, if they elect so to do, prescribe in the Bylaws that any or all of the provisions of the Bylaws adopted by the shareholders shall not be altered or repealed by the Board of Directors.